Exhibit 99.02

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended September 30, 2002, I, Kirby R. Willis, Vice President, Treasurer and Chief Financial Officer, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended September 30, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q of Savannah Electric and Power Company for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Savannah Electric and Power Company.


                                            /s/Kirby R. Willis
                                            Kirby R. Willis
                                            Vice President, Treasurer and Chief
                                            Financial Officer

Date:  November 12, 2002